                                                                   Exhibit 3.128

(Profit Domestic Corporation)

ARTICLES OF INCORPORATION

These Articles of Incorporation are signed by the incorporator(s) for the purpose of forming a profit corporation pursuant to the provisions of Act 284, Public Acts of 1972, as amended, as follows:

ARTICLE I.

The name of the corporation is PARAMED, INC.

ARTICLE II.

The purpose or purposes for which the corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan.

To maintain and operate Emergency Medical Service operations, to consult with other organizations, both governmental and private, on Emergency Medical Service operations; to buy, sell, lease and deal in motors, automobiles and other appliances connected to and in the operation of an Emergency Medical Service. To do generally all and every other thing necessary and incident to the business of an Emergency Medical Service or necessary and incident to the enjoyment of the powers and privileges herein granted.

ARTICLE III.

The total authorized capital stock is:

(1)   Preferred shs. _____________   Par value $___________________
      Common shs. 50,000             Par value $1.00                per share

and/or shs. of (2)   Preferred _____________
                     Common ________________   no par value. (See part 3 of
                                               Instructions)

(3) A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

ARTICLE IV.

(1) The address of the initial registered office is: (See part 4 of Instructions)

9015 Glasgow, Union Lake,   Michigan         48085
(No. and Street)            (Town or City)   (Zip Code)

(2) The mailing address of the initial registered office is (need not be completed unless different from the above address - See part 4 of Instructions) SAME

Michigan.          ______________   __________
(No. and Street)   (Town or City)   (Zip Code)

(3) The name of the initial resident agent at the registered office is:
John K. Eschbach, Jr.

ARTICLE V.

The name(s) and address(es) of the incorporator(s) are as follows:

Name                    Residence or Business Address
----                    -----------------------------
John K. Eschbach, Jr.   115 S. Connecticut Royal Oak, Mich. 48067
Glenford Seelbinder     4607 Fairmont      Troy, Mich. 48098
Frank Rudlaff, III      9015 Glasgow       Union Lake, Mich. 48085
Floyd Miles, Jr.        21 Whittemore      Pontiac, Mich. 48058

ARTICLE VII.

(Here insert any desired additional provisions authorized by the Act)

I (We), the incorporator(s), sign my (our) name(s) this 25th day of August,
1976


/s/ John K. Eschbach, Jr.
-------------------------------------


/s/ Glenford Sealbinder
-------------------------------------


/s/ Frank Rudlaff, III
-------------------------------------


/s/ Floyd Miles, Jr.
-------------------------------------

(See Instructions on Reverse Side)

GOLD SEAL APPEARS ONLY ON ORIGINAL

C&S 113 (Rev. 10-70) (For Use by Domestic and Foreign Corporations)

CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT

Please Read Carefully Instructions on Back of this Form

This certificate is executed in accordance with the provisions of Section 242 of Act 284, Public Acts of 1972, as amended, as follows:

1. The name of the corporation is PARAMED, INC.

2. The address of its former registered office is: (See instructions on reverse side)

9015 Glasgow, Union Lake,   Michigan         48085
(No. and Street)            (Town or City)   (Zip Code)

The mailing address of its former registered office is: (Need not be completed unless different from the above address)

Michigan

3. (The following is to be completed if the address of the registered office is changed.)

The address of the registered office is changed to:

2800 Woodward Ave., Bloomfield Hills,   Michigan         48013
(No. and Street)                        (Town or City)   (Zip Code)

The mailing address of the registered office is changed to: (Need not be completed unless different from the above address)

Michigan

4. The name of the former resident agent is John K. Eschbach, Jr.

5. (The following is to be completed if the resident agent is changed.)

The name of the successor resident agent is _____________________________

6. The corporation further states that the address of its registered office and the address of the business office of its resident agent, as changed, are identical.

7. The changes designated above were authorized by resolution duly adopted by its board of directors.

Signed this 8th day of March, 1978


                                        BY: /s/ John K. Eschbach Jr. Pres.
                                            ------------------------------------
                                            (Signature of President,
                                            Vice President, Chairman or
                                            Vice-Chairman)

                                            JOHN K. ESCHBACH JR. PRESIDENT
                                            (Type or Print Name and Title)

                                            (See Instructions on Reverse Side)

MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

(See Instructions on Reverse Side)

Domestic Corporation into Domestic Corporation

NOTE: This form is prepared for use upon the merger of two domestic corporations. (If more than two corporations are involved, change this form accordingly.)

                            CERTIFICATE OF MERGER OF
                             FLEET AMBULANCE COMPANY
                            (a Michigan corporation)
                INSERT CORPORATION IDENTIFICATION NUMBER 247-704
                                      INTO
                                  PARAMED, INC.
                            (a Michigan corporation)
                INSERT CORPORATION IDENTIFICATION NUMBER 197-829

Pursuant to the provisions of Sections 701 to 707, Act 284, Public Acts of 1972, as amended, the undersigned corporations execute the following certificate of merger:

ARTICLE ONE.

The PLAN OF MERGER is as follows:

FIRST: (a) The name of each constituent corporation is as follows:

Fleet Ambulance Company; Paramed, Inc.

(b) The name of the surviving corporation is PARAMED, INC.

SECOND: As to each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights thereof are as follows:

Name of corporation
Designation and number of shares in each class or series outstanding Indicate class or series of shares entitled to vote
Indicate class or series entitled to vote as a class

FLEET AMBULANCE CO.   Common-10,000   Common   None
PARAMED, INC.         Common-   750   Common   None

(If number of shares is subject to change prior to effective date, state manner in which such change may occur.)

                                                                    Exhibit 3.81

THIRD: The terms and conditions of the proposed merger, including the manner and basis of converting the shares of each constituent corporation into shares, bonds or other securities of the surviving corporation, or into cash or other consideration are as follows: All shares of FLEET AMBULANCE COMPANY will be cancelled. No shares of PARAMED, INC. will be issued or exchanged for any shares of FLEET AMBULANCE COMPANY.

FOURTH: (A statement of any amendment to the articles of incorporation of the surviving corporation to be effected by the merger.) The Articles of Incorporation of the surviving corporation (PARAMED, INC.) will not be amended or otherwise affected by the merger.

FIFTH: (A statement of other provisions with respect to the merger.)

ARTICLE TWO.

(Use Alternative A, and delete Alternative B, if Plan of Merger was approved by the shareholders of each constituent corporation)

(Use Alternative B, and delete Alternative A, if pursuant to Section 704 the merger was authorized without requiring approval of the shareholders of the surviving corporation.)

Alternative A.

The plan of merger was adopted by the board of directors of each constituent corporation and approved by the shareholders of said corporations in accordance with Sections 701 to 704.

ARTICLE THREE.

ARTICLE FOUR.

Signed this 1st day of January, 1984.

PARAMED, INC.


/s/ John K. Eschbach Jr. PRES
---------------------------------------------
(Signature of Chairperson or Vice-Chairperson
or the President or Vice-President)

By: (Name of surviving Corporation)

John K. Eschbach, Jr., President
((Type or Print Name and Title)


FLEET AMBULANCE COMPANY


By: /s/ Floyd P. Miles, Jr.
    -----------------------------------------
(Signature of Chairperson or Vice Chairperson
or the President or Vice-President)

Floyd P. Miles, Jr., President
(Type or Print Name and Title)

DOCUMENT WILL RE RETURNED TO NAME AND MAILING ADDRESS INDICATED IN THE BOX BELOW. Include name, street and number (or P.O. box), city, state and zip code.

OEHMKE LEGAL ASSOCIATES   Telephone: ________________
639 Beaubien              Area Code: 313
Detroit, MI 48226         Number 963-3525

INFORMATION AND INSTRUCTIONS
Certificate of Merger

1. Submit one original copy of the Certificate of Merger. Upon the filing, a microfilm copy will be prepared for the records in the Corporation and Securities Bureau. The original copy of the document will be returned as evidence of the filing.

Since the corporate documents are microfilmed for the Bureau's files, it is imperative that the document submitted for filing be legible so that a usable microfilm can be obtained. Corporate documents with poor black and white contrast will be rejected.

2. This form may be used for merger of two or more domestic corporations pursuant to the provisions of Section 701 to 707, Act 284, Public Acts of 1972, as amended.

3. The Certificate must be signed in ink by the chairperson or vice-chairperson of the board, or the president or vice-president of each corporation.

4. Filing Fee: $550.00 (Make remittance payable to State of Michigan)

5. Mail form and fee to:

Michigan Department of Commerce
Corporation and Securities Bureau
Corporation Division
P.O. Box 30054
Lansing, Michigan 48909
Tel. (517) 373-0493

                             FLEET AMBULANCE COMPANY

                          AGREEMENT AND PLAN OF MERGER
                               WITH PARAMED, INC.

The undersigned corporations, pursuant to Sections 450.701-450.771 of the Statutes of Michigan, and in consideration of the mutual agreements hereinafter set forth, do hereby execute and adopt the following Agreement and Plan of
Merger:

ARTICLE I
NAMES AND IDENTITIES OF CORPORATIONS PROPOSING TO MERGE

1. Names, Dates of Incorporation. The names of the Corporations proposing to merge are: (1) FLEET AMBULANCE COMPANY (called "FLEET"); and (2) PARAMED, INC. (called "PARAMED").

FLEET was organized under the laws of the State of Michigan by Articles of Incorporation filed in the Office of the Secretary of State of the State of Michigan on 18 December 1981.

PARAMED was organized under the laws of the State of Michigan by Articles of Incorporation filed in the Office of the Secretary of State of the State of Michigan on 17 September 1976.

2. Name of Corporation into which FLEET shall Merge. The name of the Corporation into which FLEET will merge is PARAMED, INC. On the effective date of the merger, 1 January 1984, for accounting purposes the name of the surviving corporation shall be "PARAMED, INC."

ARTICLE II
PLAN OF MERGER

1. Surviving Corporation. On the effective date of merger, FLEET shall merge with and into PARAMED, as now constituted and existing, and PARAMED shall be the surviving corporation. The separate existence of FLEET AMBULANCE COMPANY shall thereupon cease.

2. Corporate Structure, Powers, Rights and Property of PARAMED on the Effective Date of Merger. On the effective date of merger:

(a) The present Articles of incorporation of PARAMED shall remain the Articles of Incorporation of PARAMED;

(b) The Bylaws of PARAMED in effect on the date of execution of this agreement shall remain the Bylaws of PARAMED;

(c) The address of the registered office of PARAMED small remain 2800 North Woodward, Bloomfield Hills, Michigan;

(d) The purposes and nature of the business to be transacted by PARAMED shall remain as set forth in its Articles of Incorporation;

(e) The total amount of capital stock which PARAMED shall be authorized to issue, the number of shares into which the stock is to be divided, the par value of the shares, and the terms, rights and voting powers of the stock shall remain as set forth in its Articles of Incorporation;

(f) The Board of Directors and officers of PARAMED shall consist of those persons who are directors and officers of PARAMED on 31 December 1983 (such persons to hold office thereafter until their respective successors are elected and shall qualify), to wit:

DIRECTOR/PRESIDENT: John K. Eschbach, Jr.
DIRECTOR/TREASURER: Floyd P. Miles, Jr.
DIRECTOR/SECRETARY: F. Richard Rudlaff, III

(g) PARAMED shall possess all of the rights, privileges and franchises of every kind and nature possessed by FLEET on 31 December 1983.

(h) All of the property of whatever kind and nature and wherever situated of both parties and all debts due on whatever account to either of them, including subscriptions for shares or any choses in action belonging to either of them, shall be taken and be deemed to be transferred to and vested in PARAMED without further act or deed.

3. Cancellation of FLEET Shares. The shares of FLEET shall not be converted into shares of PARAMED but shall be cancelled and the authorized capital stock of PARAMED shall not be changed, but shall be and remain the same as before the merger and consolidation.

ARTICLE III
RIGHTS OF DISSENTING SHAREHOLDERS

Notwithstanding anything contained to the contrary in this Agreement and Plan of Merger, any holder of Common Stock of either corporation who dissents to the merger set forth herein, in strict compliance with the procedure set forth in
Section 450.761-450.771 of the statutes of the State of Michigan, whichever is applicable, shall be entitled to receive cash for the value of his shares as determined in accordance with said sections.

ARTICLE IV
EFFECTIVE DATE OF MERGER

This Agreement and Plan of Berger shall be submitted to the shareholders of FLEET in the manner provided by Sections 450.703-450.704 of the statutes of the State of Michigan. The merger contemplated hereunder shall take effect upon the resolution of a majority of the shareholders of FLEET (as required by M.C.L. 450.1703(2)) and upon the execution and certification, filing and recording of such documents, and the performance of such other acts, as shall be required for the accomplishment of such merger under the laws of the State of Michigan. The effective date of merger of the two corporations shall be 1 January 1984. (for accounting purposes only)

ARTICLE V
REGULATORY APPROVALS

The merger contemplated by this Agreement and Plan of Merger shall be subject to the approval, authorization and consent of all regulatory agencies having jurisdiction in the premises.

ARTICLE VI
AFFIRMATIVE COVENANTS

It is covenanted and agreed that on and from the effective date of merger:

(1) PARAMED may be sued in the State of Michigan for any obligations of FLEET incurred prior to the date of merger and for any obligation incurred thereafter by PARAMED so long as any liability remains outstanding against FLEET in the State of Michigan, and the Secretary of State of Michigan is hereby irrevocably appointed as the agent of PARAMED to accept service of process in any action for the enforcement of any such obligation; and

(2) PARAMED shall be responsible for all the liabilities and obligations of both corporations, in the same manner as if PARAMED had itself incurred such liabilities or obligations; but the liabilities of FLEET and PARAMED or of their shareholders, directors or officers, shall not be affected, nor shall the rights of the creditors thereof or any persons dealing with such corporations be impaired by the merger, and any claim existing or action or proceeding pending by or against any such corporations may be prosecuted to judgement as if the merger had not taken place or PARAMED may be proceeded against or substituted in place of FLEET;

(3) Anything herein or elsewhere to the contrary notwithstanding, the terms of this Agreement and Plan of Merger shall in no respect impair FLEET'S guaranty of the debt which PARAMED owes to Glenford and Shirley Seelbinder for PARAMED's purchase of the Seelbinder's shares of SUBURBAN AMBULANCE SERVICE, INC.

ARTICLE VII
CAPITAL STOCK OF FLEET AND PARAMED

The number of shares of FLEET and PARAMED authorized, issued and outstanding are as follows:

FLEET AMBULANCE COMPANY. 10,000 shares authorized, issued and outstanding at $1.00 par value.

PARAMED, INC. 50,000 shares authorized at $1.00 par value, 750 shares issued and outstanding.

The shares of FLEET shall not be converted into shares of PARAMED, but shall be cancelled on the effective date of merger, 1 January 1984; the authorized capital stock of PARAMED shall not be changed, but shall be and remain the same as before the merger and consolidation.

ARTICLE VIII
COVENANT OF FURTHER ASSURANCE BY FLEET

FLEET agrees from time to time, when requested by PARAMED, to execute and deliver such deeds and other instruments and take such other action as PARAMED shall deem necessary or convenient in order to vest or confirm in PARAMED title to any property of FLEET acquired or to be acquired as a result of this merger, and otherwise to carry out the intent and purpose of this Agreement and Plan of Merger, and the officers and directors of PARAMED are authorized to take any and all such action on and after the effective date of merger in the name of FLEET.

ARTICLE IX
TERMINATION OF AGREEMENT

This Agreement and Plan of Merger may be terminated at any time before 1 January 1984 by a majority vote of the Board of Directors of either party. In the event of such termination, this Agreement and Plan of Merger shall be without further effect, and there shall be no liability on the part of either party hereto or its respective Board of Directors or shareholders.

ARTICLE X
COUNTERPARTS

For the convenience of the parties and to facilitate the filing and recording of this Agreement and Plan of Merger, any number of counterparts may be executed, and each such executed counterpart shall be deemed to be an original instrument.

IN WITNESS WHEREOF, the parties hereto have caused this

Agreement and Plan of Merger to be executed as of the 1st day of January 1984.

FLEET AMBULANCE COMPANY                 PARAMED, INC.


BY: /s/ Floyd P. Miles, Jr              /s/ John K. Eschbach, Jr.
    ---------------------------------   ----------------------------------------
    Floyd P. Miles, Jr.                 John K. Eschbach, Jr.
    President                           President

                                  CERTIFICATION

I, F. Richard Rudlaff, III, Secretary of FLEET AMBULANCE COMPANY, certify that:

(1) The foregoing Agreement and Plan of Merger was submitted to the holders of the capital stock of FLEET AMBULANCE COMPANY at a meeting of the shareholders duly called for the purpose of considering the approval and adoption of said Agreement and Plan of Merger and duly held at the office of said Corporation at 2800 North Woodward, Bloomfield Hills, Michigan on the 30th day of December 1983, at 2:00 P.M.

(2) At said meeting the number of shares outstanding and authorized to vote on the approval and adoption of said Agreement and Plan of Merger were as follows:

                      10,000 shares authorized and issued.

(3) The total number of shares voted for (being all of the outstanding shares of the Corporation entitled to vote thereon) and against the approval and adoption of said Agreement and Plan of Merger, respectively, are as follows:

TOTAL VOTES FOR: 10,000
TOTAL VOTES AGAINST: 0

None of the shareholders elected to exercise any right of dissent to the merger.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of FLEET AMBULANCE COMPANY, this 30th day of December, 1983.


/s/ F. Richard Rudlaff, III             Affix
-------------------------------------   Corporate
F. Richard Rudlaff, III                 Seal
Secretary of FLEET AMBULANCE COMPANY
CERTIFICATION

I, F. Richard Rudlaff, III, Secretary of PARAMED, INC., certify that:

(1) The foregoing Agreement and Plan of Merger was submitted to the holders of the capital stock of PARAMED, INC. at a meeting of the shareholders duly called for the purpose of considering the approval and adoption of said Agreement and Plan of Merger and duly held at the office of said Corporation at 2800 North Woodward, Bloomfield Hills, MI on the 30th day of December 1983, at 2:00 P.M.

(2) At said meeting the number of shares outstanding and authorized to vote on the approval and adoption of said Agreement and Plan of Merger were as follows:

50,000 shares authorized
750 shares issued

(3) The total number of shares voted for (being all of the outstanding shares of the Corporation entitled to vote thereon) and against the approval and adoption of said Agreement and Plan of Merger, respectively, are as follows:

TOTAL VOTES FOR: 750
TOTAL VOTES AGAINST: 0

None of the shareholders elected to exercise any right of dissent to the merger.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of PARAMED, INC., this 30th day of December, 1983.


/s/ F. Richard Rudlaff, III             Affix
-------------------------------------   Corporate
F. Richard Rudlaff, III                 Seal
Secretary of PARAMED, INC.

The foregoing Agreement and Plan of Merger of FLEET AMBULANCE COMPANY and PARAMED, INC., having been duly adopted by the shareholders of each of the corporations, as evidenced by the foregoing certificates of the Secretary of FLEET AMBULANCE COMPANY, a Michigan Corporation, and the Secretary of PARAMED, INC., a Michigan Corporation, and all approvals, authorizations, and consents of all regulatory agencies having jurisdiction in the premises having been received, we the duly authorized officers of said Corporations do hereby sign said Agreement and Plan of Merger as such officers and in the names and on behalf of said Corporations.

Dated this 30th day of December, 1983.

FLEET AMBULANCE COMPANY                 PARAMED, INC.


By /s/ Floyd F. Miles, Jr.              By: /s/ John K. Eschbach, Jr.
   ----------------------------------       ------------------------------------
   Floyd F. Miles, Jr.                      John K. Eschbach, Jr.
   President                                President

1028/pln.mgr
GOLD SEAL APPEARS ONLY ON ORIGINAL

(illegible) Please do not write in space below - for Department Use MICHIGAN DEPARTMENT Of COMMERCE - CORPORATION AND SECURITIES BUREAU

(See Instructions on Reverse Side)

Domestic Corporation into Domestic Corporation

NOTE. This form is prepared for use upon the merger of two domestic corporations. (If more than two corporations are involved, change this form accordingly.)

CERTIFICATE OF MERGER
OF
SUBURBAN AMBULANCE SERVICE, INC.
(a Michigan corporation)

INSERT CORPORATION IDENTIFICATION NUMBER 139 - 502
INTO
PARAMED, INC.
(a Michigan corporation)
INSERT CORPORATION IDENTIFICATION NUMBER 197 - 829

Pursuant to the provisions of Sections 701 to 707, Act 284, Public Acts of 1972, as amended, the undersigned corporations execute the following certificate of merger:

ARTICLE ONE.

The PLAN OF MERGER is as follows:

FIRST: (a) The name of each constituent corporation is as follows: Suburban Ambulance Service, Inc.; Paramed, Inc.

(b) The name of the surviving corporation is Paramed, Inc.

SECOND: As to each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights thereof are as follows:

                        Designation and
                       number of shares    Indicate class or    Indicate class or
                       in each class or     series of shares     series entitled
Name of corporation   series outstanding    entitled to vote   to vote as a class
-------------------   ------------------   -----------------   ------------------
Suburban Ambulance    Common 2,000         Common              None
PARAMED, INC.         Common   750         Common              None

(If number of shares is subject to change prior to effective date, state manner in which such change may occur.)

GOLD SEAL APPEARS ONLY ON ORIGINAL

ARTICLE ONE
(cont)

THIRD: The terms and conditions of the proposed merger, including the manner and basis of converting the shares of each constituent corporation into shares, bonds or other securities of the surviving corporation, or into cash or other consideration are to follows:

SUBURBAN AMBULANCE SERVICE, INC. is a wholly owned subsidiary of PARAMED. INC. All authorized, issued and outstanding shares of SUBURBAN AMBULANCE SERVICE, INC. will be cancelled on the date of merger. No shares of PARAMED, INC. will be issued or exchanged for any shares of SUBURBAN AMBULANCE SERVICE, INC.

FOURTH: (A statement of any amendment to the articles of incorporation of the surviving corporation to be effected by the merger.

The Articles of Incorporation of the surviving corporation (PARAMED, INC.) will not be amended or otherwise affected by the merger.

FIFTH: (A statement of other provisions with respect to the merger.)

GOLD SEAL APPEARS ONLY ON ORIGINAL

ARTICLE TWO

Use Alternative A, and delete Alternative B, if Plan of Merger was approved by the shareholders of each constituent corporation.

Use Alternative B, and delete Alternative A, if pursuant to Section 704 the merger was authorized without requiring approval of the shareholders of the surviving corporation.

Alternative A

The plan of merger vas adopted by the board of directors of each constituent corporation and approved by the shareholders of said corporations in accordance with Sections 701 to 704.

Signed this 1st day of January, 1984

PARAMED, INC.
(Name of surviving Corporation)


By /s/ John K. Eschbach, Jr. PRES
   ------------------------------------
   (Signature of Chairperson or
   Vice-Chairperson or the President or
   Vice-President)

John K. Eschbach, Jr., President
(Type or Print name and title)


SUBURBAN AMBULANCE SERVICE, INC.
(Name of Merged Corporation)


By /s/ F/ Richard Rudlaff, III
   ------------------------------------
   (Signature of Chairperson or
   Vice-Chairperson or the President or
   Vice-President)

F. Richard Rudlaff, III, President
(Type or print name and title)

GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS INDICATED IN THE BOX BELOW. Include name, street and number (or P.O. box) city, state and zip code

OEHMKE LEGAL ASSOCIATES   Telephone
639 Beaubien              Area Code 313
Detroit, MI 48226         Number 963-3525

INFORMATION AND INSTRUCTIONS

Certificate of Merger

1. Submit one original copy of the Certificate of Merger. Upon the fIling, a microfilm copy will be prepared for the records in the Corporation and Securities Bureau. The original copy of the document will be returned as evidence of the filing.

Since the corporate documents are microfilmed for the Bureau's files, it is imperative that the document submitted for filing be legible so that a usable microfilm can be obtained. Corporate documents with poor black and white contrast will be rejected.

2. This form may be used for merger of two or more domestic corporations pursuant to the provisions of Section 701 to 707. Act 284, Public Acts of 1972, as amended.

3. The Certificate must be signed in ink by the chairperson or vice-chairperson of the board, or the president or vice-president of each corporation.

4. Filing Fee: $50.00 (Make remittance payable to State of Michigan)

5. Mail form and fee to:

Michigan Department of Commerce
Corporation and Securities Bureau
Corporation Division
P.O. Box 30054
Lansing, Michigan 48909
Tel. (517) 373-0493

SUBURBAN AMBULANCE SERVICE, INC.
AGREEMENT AND PLAN OF MERGER
WITH PARAMED, INC.

AGREEMENT made this 1st day of January, 1984 by and between PARAMED, INC., a profit corporation incorporated under the laws of the State of Michigan, hereinafter called "PARAMED", and SUBURBAN AMBULANCE SERVICE, INC., a profit corporation incorporated under the laws of the State of Michigan, hereinafter called "SUBURBAN".

WHEREAS, PARAMED owns all of the outstanding shares of stock of SUBURBAN and both corporations are desirous of simplifying their business procedures, bookkeeping and administrative structure and of eliminating duplicative functions.

For and in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

I. SUBURBAN shall merge into and consolidate with PARAMED and upon the effective date of such merger and consolidation, as hereinafter specified, SUBURBAN shall cease to exist and shall no longer exercise its powers, privileges and franchises subject to the laws of the State of Michigan, its state of incorporation. PARAMED shall succeed to the property and assets of and exercise all of the powers, privileges and franchises of SUBURBAN and shall assume and be liable for all of the debts and liabilities, if any, of SUBURBAN.

II. This Agreement and Plan of Merger shall be submitted to the vote of the stockholders of each of the said corporations as provided by law, specifically, M.C.L. 450.1711, and subject to the approval of such stockholders, shall be and become effective as of 12:01, 1 January 1984.

III. The number of shares of SUBURBAN and PARAMED issued and outstanding are as follows:

PARAMED, INC. 50,000 shares authorized at $1.00 par value, 750 shares issued and outstanding.

SUBURBAN AMBULANCE SERVICE, INC. 50,000 shares authorized at $1.00 par value, 2,000 shares issued and outstanding, all of which are owned by PARAMED, INC.

The shares of SUBURBAN shall not be converted into shares of PARAMED, but shall be cancelled and the authorized capital stock of PARAMED shall not be changed, but shall be and remain the same as before the merger and consolidation.

IV. The state of incorporation of PARAMED shall be and remain the State of Michigan.

V. The officers and directors of PARAMED shall be the same officers and directors in office as of 31 December 1983.

VI. The name of the surviving corporation, upon the effective date of such merger and consolidation, shall be "PARAMED, INC."

VII. All provisions of the existing Articles of Incorporation (on file with the Corporations and Securities Bureau of the State of Michigan) and Bylaws of PARAMED shall constitute the Articles of Incorporation and Bylaws of the surviving corporation, PARAMED.

VIII. SUBURBAN and PARAMED shall take, or cause to be taken, all action, or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Michigan, to consummate and make effective the merger and consolidation subject, however, to the appropriate vote of the stockholders of each of the said corporations as provided by Law.

IX. PARAMED shall file with the Michigan Corporations and Securities Bureau a properly executed Certificate of Merger, and shall file Restated Articles of Incorporation and all other documents required by the State of Michigan.

This Agreement and Plan of Merger has been duly authorized by the respective Boards of Directors of PARAMED and SUBURBAN (in accordance with the laws of the State of Michigan) and is signed and sealed by the duly authorized officers of each such corporation on the day and year first above written.

SUBURBAN AMBULANCE SERVICE, INC.        PARAMED, INC.


BY: /s/ F. Richard Rudlaff, III         By /s/ John K. Eschbach, Jr.
    ---------------------------------      -------------------------------------
    F. Richard Rudlaff, III                John K. Eschbach, Jr.
    President                              President

CERTIFICATION

I, Floyd P. Miles, Jr., Acting Secretary of SUBURBAN AMBULANCE SERVICE, INC., certify that:

(1) The foregoing Agreement and Plan of merger was submitted to the holders of the capital stock of SUBURBAN AMBULANCE SERVICE, INC. at a meeting of the shareholders duly called for the purpose of considering the approval and adoption of said Agreement and Plan of Merger and duly held at the office of said Corporation at 2800 North Woodward, Bloomfield Hills, Michigan on the 30th day of December 1983, at 2:00 P.M.

(2) At said meeting the number of shares outstanding and authorized to vote on the approval and adoption of said Agreement and Plan of Merger were as follows:

10,000 shares authorized.
2,000 shares issues and outstanding.

(3) The total number of shares voted for (being all of the outstanding shares of the Corporation entitled to vote thereon) and against the approval and adoption of said Agreement and Plan of Merger, respectively, are as follows:

TOTAL VOTES FOR: 2,000
TOTAL VOTES AGAINST: 0

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of SUBURBAN AMBULANCE SERVICE, INC., this 30th day of December 1983.


/s/ Floyd P. Miles, Jr.
-------------------------------------
Floyd P. Miles, Jr.
Acting Secretary of
SUBURBAN AMBULANCE SERVICE, INC.

CERTIFICATION

I, F. Richard Rudlaff, III, Secretary of PARAMED, INC., certify that:

(1) The foregoing Agreement and Plan of merger was submitted to the holders of the capital stock of PARAMED, INC. at a meeting of the shareholders duly called for the purpose of considering the approval and adoption of said Agreement and Plan of Merger and duly held at the office of said Corporation at 2800 North Woodward, Bloomfield Hills, Michigan on the 30th day of December 1983, at 2:00 P.M.

(2) At said meeting the number of shares outstanding and authorized to vote on the approval and adoption of said Agreement and Plan of Merger were as follows:

10,000 shares authorized.
750 shares issues and outstanding.

(3) The total number of shares voted for (being all of the outstanding shares of the Corporation entitled to vote thereon) and against the approval and adoption of said Agreement and Plan of Merger, respectively, are as follows:

TOTAL VOTES FOR: 750
TOTAL VOTES AGAINST: 0

None of the shareholders elected to exercise any right of dissent to the merger.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of PARAMED, INC., this 30th day of December, 1983.


/s/ F. Richard Rudlaff, III             Affix
-------------------------------------   Corporate
F. Richard Rudlaff, III                 Seal
Secretary of PARAMED, INC.

(For Use by Domestic or Foreign Corporations)

CERTIFICATE OF ASSUMED NAME

Pursuant to the provisions of Section 217, Act 284, Public Acts of 1972, as amended, the undersigned corporation executes the following Certificate:

1. The true name of the corporation is PARAMED, INC.

2. The location of the registered office is

2800 WOODWARD AVE. - SUITE 100, BLOOMFIELD HILLS, Michigan 48013
(No. and Street)            (Town or City)            (Zip Code)

3. The assumed name under which the business is to be transacted is

RIVERSIDE E.M.S.

Signed this 7th day FEBRUARY, 1984.

PARAMED, INC.
(Corporate Name)


By /s/ JOHN K. ESCHBACH, JR
   ----------------------------------------
   (Signature of President, Vice-President,
   Chairman or Vice-Chairman)

JOHN K. ESCHBACH, JR. PRESIDENT
(Type or Print Name and Title)

(Please do not write in spaces below - for Department use)

MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

Date Received ____________________

EXPIRATION DATE: December 31, 1989

INSTRUCTIONS

1. The Certificate shall be effective for a period expiring on December 31 of the fifth full calendar year following the year in which it was filed.

2. The Certificate is required to be signed in ink by the chairman or vice-chairman of the board, or the president or a vice-president of the corporation.

3. One original copy is required. A true copy will be prepared by the Corporation and Securities Bureau and returned to the person submitting the Certificate for filing.

4. Filing Fee.............................................................$10.00

(Make fee payable to State of Michigan)

5. Mail form and fee to:

Michigan Department of Commerce
Corporation and Securities Bureau
Corporation Division
P.O. Drawer C
Lansing, Michigan 48904

MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

(FOR BUREAU USE ONLY) Date Received ________________

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For use by Domestic Corporations

(Please read instructions and Paperwork Reduction Act notice on last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, as amended (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1. The present name of the corporation is: Paramed, Inc.

2. The corporation identification number (CID) assigned by the Bureau is: 1 9 7
- 8 2 9

3. The location of its registered office is:

2800 North Woodward Bloomfield Hills, Michigan 48013
(Street Address)          (City)          (ZIP Code)

4. Article III of the Articles of Incorporation is hereby amended to read as follows:

The total authorized capital stock is 250,000 common shares having a par value of $0.20 per share:

GOLD SEAL APPEARS ONLY ON ORIGINAL

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b)

a. The foregoing amendment to the Articles of Incorporation was duly adopted on the ________ day of _____________, 19_____, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.

Signed this _______ day of ______________, 19__


---------------------------------------   --------------------------------------


---------------------------------------   --------------------------------------


---------------------------------------   --------------------------------------


---------------------------------------   --------------------------------------

(Signatures of all incorporators; type or print name under each signature)

b. The foregoing amendment to the Articles of Incorporation was duly adopted on the 1st day of April, 1985. The amendment: (check one of the following)

was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with
Section 407(1) and (2) of the Act. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act.

Signed this 30 day of January, 1986


By /s/ John K. Eschbach, Jr.
   ------------------------------------
   (Signature)

John K. Eschbach, Jr., President
(Type or Print Name and Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND     Name of person or organization
MAILING ADDRESS INDICATED IN THE BOX      remitting fees:
BELOW. Include name, street and number    MacDonald and Goren, P.C.
(or P.O. box), city, state and ZIP code.

W. Patrick Dreisig, Esq.                  Preparer's name and business
MacDonald and Goren, P.C.                 telephone number:
30215 Southfield Road, Suite 115          ______________________________________
Southfield, Michigan  48076               W. Patrick Dreisig, Esq.
                                          (313) 645-5940

INFORMATION AND INSTRUCTIONS

1. This form is issued under the authority of Act 284, P.A. of 1972, as amended, and Act 162, P.A. of 1972. The amendment cannot be filed until this form, or a comparable document, is submitted.

2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to the provisions of section 631 of the Act for the purpose of amending the articles of incorporation of a domestic profit or nonprofit corporation. A nonprofit corporation is one incorporated to carry out any lawful purpose or purposes not involving pecuniary profit or gain for its directors, officers, shareholders, or members. A nonprofit corporation organized on a nonstock directorship basis, as authorized by Section 302 of the Act, may or may not have members, but if it has members, the members are not entitled to vote.

4. Item 2 -- Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5. Item 4 -- The entire article being amended must be set forth in its entirety. However, if the article being amended is divided into separately identifiable sections, only the sections being amended need be included.

6. This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated.

7. If the amendment is adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by all of the incorporators. If the amendment is otherwise adopted, item 5(b) must be completed and signed in ink by the president, vice-president, chairperson, or vice-chairperson of the corporation.

8.  FEES: Filing fee (Make remittance payable to State of Michigan).......$10.00

Franchise fee for profit corporations (payable only if authorized capital stock has increased) - 1/2 mill (.0005) on each dollar of increase over highest previous authorized capital stock.

9. Mail form and fee to:

Michigan Department of Commerce
Corporation and Securities Bureau
Corporation Division
P.O. Box 30054
Lansing, MI 48909
Telephone: (517) 373-0493

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

Date Received _____________________                        (FOR BUREAU USE ONLY)

Name
RAS MARPHATIA c/o ROPES & GRAY

Address
ONE INTERNATIONAL PLACE, BOSTON, MA 02110
City            State            Zip Code

EFFECTIVE DATE:

DOCUMENT WILL BE RETURNED TO NAME AND ADDRESS INDICATED ABOVE

CERTIFICATE OF MERGER / CONSOLIDATION

For Use by Domestic or Foreign Corporations

(Please read information and instructions on last page)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), and/or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporations execute the following Certificate:

1. Plan of Merger (Consolidation) is as follows:

a. The name of each constituent corporation and is corporation identification number is:

AMR of Michigan, Inc. 215 -- 079
Paramed, Inc.         197 -- 829

b. The name of the surviving (new) corporation and its corporation identification number is:

Paramed, Inc. 197 -- 829

c. For each constituent stock corporation, state:

                           Designation and
                        number of outstanding  Indicate class or   Indicate class or
                        shares in each class   series of shares     series entitled
Name of corporation           of series        entitled to vote   to vote as a class
----------------------  ---------------------  -----------------  ------------------
AMR of Michigan. Inc_.  100 Common             Common             None
Paramed, Inc.           58,761 Common          Common             None

if the number of shares is subject to change prior to the affective data of the merger or consolidation, the manner in which the change may occur is as follows:

GOLD SEAL APPEARS ONLY ON ORIGINAL

d. For each constituent nonstock corporation

(i) If it is organized on a membership basis, state (a) the name of the corporation, (b) a description of its members, and (c) the number, classification and voting rights of its members.

(ii) if it is organized on a directorship basis, state (a) the name of the corporation, (b) a description of the organization of its board, and (c) the number, classification and voting rights of its directors.

e. The terms and conditions of the proposed merger (consolidation), including the manner and basis of converting the shares of, or membership or other interests in, each constituent corporation into shares, bonds, or other securities of, or membership or other interest in, the surviving (consolidated) corporation, or into cash or other consideration, are as follows:

(a) each outstanding share of common stock of AMR of Michigan, Inc., $0.01 par value, held of record will automatically be converted into one fully paid and non-assessable share of common stock of Paramed, Inc., $0.20 par value, as the Surviving Corporation; and

(b) each outstanding share of the common stock of Paramed, Inc., will be converted into the right to receive 11.076 shares of the common stock, $0.01 par value, of American Medical Response, Inc., a Delaware corporation and the sole shareholder of AMR of Michigan, Inc., divided by the number of shares of common stock of Paramed, Inc. outstanding at the effective date.

f. If a consolidation, the Articles of incorporation of the consolidated corporation are attached to this Certificate and are incorporated herein. If a merger, the amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:

The Articles of Incorporation of the Surviving Corporation will not be amended or otherwise affected by the Merger.

g. Other provisions with respect to the merger (consolidation) are as follows:

2. (Complete for any foreign corporation only)

This merger (consolidation) is permitted by the laws of the state of ___________ the jurisdiction under which____________________________________________________
                                         (name of foreign corporation)

Is organized and the plan of merger (consolidation) was adopted and approved by such corporation pursuant to and in accordance with the laws of that jurisdiction.

3. (Complete only if an effective date is desired other than the date of filing. This date must be no more than 90 days after receipt of this document in this office).

The merger (consolidation) shall be effective on the _________ day of __________ 19___.

GOLD SEAL APPEARS ONLY ON ORIGINAL

4. (Complete applicable section for each constituent corporation)

a. (For domestic profit corporations only)

The plan of merger was approved by the unanimous consent of the incorporators of __________________________________________________________, which has not commenced business, has not issued any shares, and has not elected a Board of Directors. (Incorporators must sign on this page of the Certificate.)

b. (For profit corporations involved in a merger only)

The plan of merger was approved by the Board of Directors of ___________________ __________________________________________________, the surviving corporation, without the approval of the shareholders of that corporation in accordance with
Section 701 of the Act.

c. (For profit corporations only)

The plan of merger was adopted by the Board of Directors of the following constituent corporations:

AMR of Michigan, Inc. and Paramed, Inc.

and was approved by the shareholders of those corporations in accordance with
Section 703a.

d. (For nonprofit corporations only)

The plan of merger or consolidation was adopted by the Board of Directors

(i) (Complete if organized upon a stock or membership basis) of _____________________________________________________________________ and was
approved by the shareholders or members of that corporation in accordance with Sections 701 and 703(1) and (2), or pursuant to Section 407 by written consent and written notice, if required.

(ii) (Complete if organized upon a directorship basis) of _____________________________________________ in accordance with Section 703(3).

Sign this area for item 4(a).

Signed this 15th day of February 1995


---------------------------------------   --------------------------------------


---------------------------------------   --------------------------------------

Signed this area for items 4(b), 4(c), or 4(d).
Signed this 15 day of February, 1995
AMR of Michigan, Inc.

By /s/ Dominic Puopolo
   ----------------------------------------------
   (Only signature of: President, Vice-President,
   Chairperson or Vice-Chairperson)

Signed this 15 day of February, 1995,

Paramed, Inc.
(Name of Corporation)


By /s/ Thomas R. Gahan
   ----------------------------------------------
   (Only Signature of: President, Vice-President,
   Chairperson or Vice-Chairperson)
   Thomas R. Gahan, President
   (Type or Print Name and Title)

MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

Date Received ____________________   (FOR BUREAU USE ONLY)

Name Thomas R. Gahan

Address 486 S. Opdyke Rd.
City    State    Zip Code

Pontiac, MI 48341   EFFECTIVE DATE: ___________

Document will be returned to the name and address you enter above

CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT

For use by Domestic and Foreign Corporations and Limited Liability Companies (Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), or Act 23, Public Acts of 1993 (limited liability companies), the undersigned corporation or limited liability company executes the following Certificate:

1. The name of the corporation or limited liability company is:

Paramed, Inc.

2. The identification number assigned by the Bureau is: 1 9 7 - 8 2 9

3. a. The name of the resident agent on file with the Bureau is: John K. Eschbach, Jr.

b. The location of its registered office is:

480 S. Opdyke Rd. Pontiac, Michigan 48341
(Street Address)     (City)    (Zip code)

c. The mailing address of the above registered office on file with the Bureau is:

Box 849 Bloomfield Hills, Michigan 48303
(P.O. Box)       (City)        (Zip Code)

ENTER IN ITEM 4 THE INFORMATION AS IT SHOULD NOW APPEAR ON THE PUBLIC RECORD

4. a. The name of the resident agent is: Thomas R. Gahan, CEO

b. The address of the registered office is:

486 S. Opdyke Rd. Pontiac, Michigan 48341
(Street Address)      (City)   (Zip Code)

c. The mailing address of the registered office IF DIFFERENT THAN 4B is:

Box 215350 Auburn Hills, Michigan 48321
(P.O. Box)       (City)      (Zip Code)

5. The above changes were authorized by resolution duly adopted by: 1. ALL
CORPORATIONS: its board of directors; 2. PROFIT CORPORATIONS ONLY: the resident agent if only the address of the registered office is changed, in which case a copy of this statement has been mailed to the corporation; 3. LIMITED LIABILITY
COMPANIES: an operating agreement, affirmative vote of a majority of the members pursuant to section 502(1), managers pursuant to section 405, or the resident agent if only the address of the registered office is changed. The corporation or limited liability company further states that the address of its registered office and the address of its resident agent, as changed, are identical.


Date Signed: 10-26-95                 Signed by: /s/ Thomas Gahan
                                                 -------------------------------
                                                 (Signature)
                                                 Thomas R. Gahan, President
                                      (Type or Print Name) (Type or Print Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL

Name of Person or Organization
Remitting Fees

Paramed, Inc.
Preparer's Name and Business
Telephone Number
Timothy J. Gipprich, Exec. Assistant
(810) 456-0030

INFORMATION AND INSTRUCTIONS

1. The certificate of change of registered office and/or change of resident agent cannot be filed until this form, or a comparable document, is submitted.

2. Submit one original of this document. Upon filing, the document will be added to the records of the Corporation and Securities Bureau. The original will be returned to the address you enter in the box on the front as evidence of filing.

Since this document will be maintained on optical disc media, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to section 242 of Act 284, PA of 1972, or Act 162, PA of 1982, by domestic and foreign corporations, or pursuant to section 209 of Act 23, PA of 1993 by domestic and foreign limited liability companies, for the purpose of changing their registered office or resident agent, or both.

4. Item 2 - Enter the identification number assigned by the Bureau.

5. Item.3 - The address of the registered office and the name of the resident agent must be the same as are designated in the articles of incorporation, articles of organization, or subsequent change filed with the Bureau.

6. Item 4 - A post office box may not be designated as the address of the registered office. The resident agent can change the registered office by filing this form only if this is a profit corporation or a limited liability company.

7. This certificate must be signed in ink by:

ALL CORPORATIONS: president, vice-president, chairperson, vice-chairperson, secretary or assistant secretary.

PROFIT CORPORATIONS ONLY: the resident agent if only the registered office is changed.

DOMESTIC LIMITED LIABILITY COMPANIES: a manager if management is vested in one or more managers; at least one member if management is reserved to members; the resident agent if only the registered office is changed.

FOREIGN LIMITED LIABILITY COMPANIES: a person with authority to do so under the laws of the jurisdiction of its organization; the resident agent if only the registered office is changed.

8. FEES: Make remittance payable to the State of Michigan. Include name and identification number on check or money order.

Nonrefundable filing fee................................................   $5.00

9. Mail form and fee to:                The office is located at
Michigan Department of Commerce         6546 Mercantile Way
Corporation and Securities Bureau       Lansing, MI 48910
Corporation Division                    (517) 334-6302
P.O. Box 30054
Lansing, MI 48909-7554

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

Date Received _____________________   (FOR BUREAU USE ONLY)

Name CT Corporation System, PED
Address 1675 Broadway, Suite 1200
City     State   Zip Code
Denver   CO      80202

Document will be returned to the name and address you enter above

CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT

For use by Domestic and Foreign Corporations and Limited Liability Companies (Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), or Act 23, Public Acts of 1993 (limited liability companies), the undersigned corporation or limited liability company executes the following Certificate:

1. The name of the corporation or limited liability company is:

Paramed, Inc.

2. The identification number assigned by the Bureau is: 197 - 829

3. a. The name of the resident agent on file with the Bureau is: Thomas R. Gahan

b. The location of its registered office is:

486 S. Opdyke Rd., Pontiac, Michigan 48341
(Street Address)  (City)        (Zip Code)

c. The mailing address of the above registered office on file with the Bureau is:

486 S. Opdyke Rd., Pontiac, Michigan 48341
(Street Address)     (City)     (Zip Code)

ENTER IN ITEM 4 THE INFORMATION AS IT SHOULD NOW APPEAR ON THE PUBLIC RECORD

4. a. The name of the resident agent is: THE CORPORATION COMPANY

b. The address of the registered office is:

30600 Telegraph Road Bingham Farms, Michigan 48025
(Street Address)         (City)         (Zip Code)

c. The mailing address of the registered office IF DIFFERENT THAN 4B is:

_______________________________________, Michigan _________
(P.O. Box)              (City)                    (Zip Code)

5. The above changes were authorized by resolution duly adopted by: 1. ALL
CORPORATIONS: its board of directors; 2. PROFIT CORPORATIONS ONLY: the resident agent if only the address of the registered office is changed, in which case a copy of this statement has been mailed to the corporation; 3. LIMITED LIABILITY
COMPANIES: an operating agreement, affirmative vote of a majority of the members pursuant to section 502(1), managers pursuant to section 405, or the resident agent if only the address of the registered office is changed. The corporation or limited liability company further states that the address of its registered office and the address of its resident agent, as changed, are identical.

Date Signed: September 1, 1996        Signed by: /s/ William George
                                                 -----------------------------
                                                 William George, Vice President
(MICH. - 54 - 7/6/93)                 (Type or Print Name) (Type or Print Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU

Date Received ________________   (FOR BUREAU USE ONLY)
0
Name
Denise Annunciata

Address
Ropes & Gray
One International Place

City   State   Zip Code
Boston, MA 02110-2624     EFFECTIVE DATE: _______________

Document will be returned to the name and address you enter above

CERTIFICATE OF MERGER / CONSOLIDATION

For use by Domestic Profit and/or

NonProfit Corporations (Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), and/or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporations execute the following Certificate:

1. The Plan of Merger (Consolidation) is as follows:

a. The name of each constituent corporation and its identification number is:

E. M. T. S, Inc.                      007-300
Mercy Services Inc.                   013-259
Metro Emergency Medical Service Co.   338-802
Response, Inc.                        360-146
Paramed, Inc.                         197-829

b. The name of the surviving (new) corporation and its identification number is:

Paramed, Inc. 197-829

c. For each constituent stock corporation, state:

                         Designation and
                      number of outstanding   Indicate class or    Indicate class or
                       shares in each class    series of shares     series entitled
Name of corporation         or series          entitled to vote   to vote as a class
-------------------   ---------------------   -----------------   ------------------
E.M.T.S., Inc.                100             Common              None
Mercy Services Inc.        50,000             Common              None

Metro Emergency
Medical Service Co.        50,000             Common              None
Response, Inc.              1,000             Common              None
Paramed, Inc.              50,000             Common              None

If the number of shares is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur is as follows:
Not applicable.

2. (Complete for any profit corporation only)

a. The manner and basis of converting shares are as follows:

The issued shares of the Extinguished Corporations shall not be converted in any manner, but each share which is issued as of the effective date of the merger shall be surrendered and extinguished.

b. The amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:

None.

c. The plan of merger will be furnished by the surviving profit corporation, on request and without cost, to any shareholder of any constituent profit corporation.

3. (Complete for any nonprofit corporation only)

a) If it is organized on a membership basis, state (a) the name of the corporation, (b) a description of its members, and (c) the number, classification and voting rights of its members.

Not applicable.

b) If it is organized on a directorship basis, state (a) the name of the corporation, (b) a description of the organization of its board, and (c) the number, classification and voting rights of its directors.

Not applicable.

c) State the terms and conditions of the proposed merger or consolidation, including the manner and basis of converting the shares of, or membership or other interests in, each constituent corporation into shares, bonds, or other securities of, or membership or other interest in, the surviving or consolidated corporation, or into cash or other consideration.

Not applicable.

d) If a consolidation, the Articles of Incorporation of the consolidated corporation are attached to this Certificate and are incorporated herein. If a merger, the amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:

Not applicable.

e) Other provisions with respect to the merger (consolidation) are as follows:

Not applicable.

4. (Complete for any foreign corporation only)

This merger is permitted by the laws of the state of not applicable.

the jurisdiction under which ___________________________________________________
                             (name of foreign corporation)

is organized and the plan of merger (consolidation) was adopted and approved by such corporation pursuant to and in accordance with the laws of that jurisdiction.

5. (Complete only if an effective date is desired other than the date of filing. The date must be no more than 90 days after receipt of this document in this office.)

The merger (consolidation) shall be effective on the ____ day of __________, 19__.

6. TO BE COMPLETED BY MICHIGAN PROFIT CORPORATIONS ONLY (Complete either part a or b for each corporation.)

a) The plan of merger was approved by the unanimous consent of the incorporators of ______________________________________________________________, a Michigan
corporation which has not commenced business, has not issued any shares, and has not elected a Board of Directors.


-------------------------------------   ----------------------------------------
(Signature of Incorporator)             (Signature of Incorporator)


-------------------------------------   ----------------------------------------
(Signature of Incorporator)             (Signature of Incorporator)

b) The plan of merger was approved by

the Board of Directors of ____________________________________________, the
surviving Michigan corporation, without approval of the shareholders in accordance with Section 703a of the Act.

the Board of Directors and the shareholders of the following Michigan corporation(s) in accordance with Section 703a of the Act:

E. M. T. S., INC. RESPONSE, INC.
MERCY SERVICES INC. PARAMED, INC.
METRO EMERGENCY MEDICAL SERVICE CO.


By /s/ Joshua T. Gaines                 By /s/ Joshua T. Gaines
   ----------------------------------      -------------------------------------
   Signature of President, Vice            (Signature of President,
   President, Chairperson or               Vice-President,
   Vice-Chairperson)                       Chairperson or Vice-Chairperson)

Joshua T. Gaines, Vice President        Joshua T. Gaines, Vice President
(Type or Print Name and Title)          (Type or Print Name and Title)

E.M.T.S., Inc.                          Mercy Services Inc.
(Name of Corporation)                   (Name of Corporation)
                                        * See Attached Page.

7. TO BE COMPLETED BY MICHIGAN NONPROFIT CORPORATIONS ONLY

The plan of merger or consolidation was approved by

the Board of Directors and shareholders or members of the following Michigan corporation(s) in accordance with Sections 701 and 703(1) and (2) of the Act:

________________________________________________________________________________

________________________________________________________________________________

the Board of Directors of the following Michigan corporation(s) organized on a directorship basis in accordance with Section 703(3) of the Act:

________________________________________________________________________________

________________________________________________________________________________

By                                      By
   ----------------------------------      -------------------------------------
   (Signature of President.                (Signature of President.
   Vice-President, Chairperson or          Vice-President,
   Vice-Chairperson)                       Chairperson or Vice-Chairperson)

-------------------------------------   ----------------------------------------
(Type or Print Name and Title)          (Type or Print Name and Title)

-------------------------------------   ----------------------------------------
(Name of Corporation)                   (Name of Corporation)

GOLD SEAL APPEARS ONLY ON ORIGINAL


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